Goodwill	9 Months Ended
Sep. 30, 2022
Text Block [Abstract]
Goodwill
NOTE 7 - GOODWILL
Goodwill is tested for impairment on an annual basis, and more frequently when there are indicators the carrying amount may be impaired. At September 30, 2022, the Company had one cash-generating unit (“CGU”), mCloud Technologies Corp. (December 31, 2021 - two CGUs). The carrying amount of goodwill is as follows:

	September 30, 2022	December 31, 2021
Opening balance	$27,081,795	$27,086,727
Effect of movements in exchange rates	192,873	(4,932)

Total goodwill	$27,274,668	$27,081,795

As discussed in Note 2, the Company has incurred a net loss and negative cash flow from operations during the nine months ended September 30, 2022. Furthermore, it is in default on the 2019 Convertible Debentures, which matured on June 30, 2022. The Company concluded that indicators of impairment exist at September 30, 2022 and completed an impairment test to determine if the mCloud CGU’s recoverable amount exceeded its carrying value. The recoverable amount of the mCloud CGU was determined using FVLCD with reference to the market capitalization of the Company, is classified as a Level 3 fair value measurement. The impairment test of the mCloud CGU at September 30, 2022 concluded that the recoverable amount exceeded the carrying amount of the CGU, including goodwill, and as such no goodwill impairment existed. At September 30, 2022, the enterprise value implied by market capitalization of the Company was $115,700,000 compared to a net asset carrying value of $29,750,000. Assuming all other variables remain constant, a decrease of $1.00 in the Company’s share price would not result in an impairment to the CGU.